UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 20, 2015

Fulton Financial Corporation
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania		17604
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: 717-291-2411
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - Results of Operations and Financial Condition
On January 20, 2015 Fulton Financial Corporation announced its results of operations for the fourth quarter and year ended December 31, 2014. A copy of the earnings release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. Copies of the supplementary financial information and electronic presentation slides are included in this Report as Exhibits 99.2 and 99.3, respectively, and are furnished herewith.
The information furnished pursuant to this Item 2.02, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.
Item 9.01 Financial Statements And Exhibits
(d)    Exhibits.

Exhibit No.	Description
99.1	Earnings Release dated January 20, 2015.
99.2	Supplemental financial information for the quarter and year ended December 31, 2014.
99.3	Slide presentation discussed on the conference call for investors and analysts on January 21, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2015	FULTON FINANCIAL CORPORATION
By: /s/ Patrick S. Barrett
Patrick S. Barrett
Senior Executive Vice President and
Chief Financial Officer